SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement   [ ]   Confidential, for use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                     Crazy Woman Creek Bancorp Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                               COMPANY LETTERHEAD





January 2, 2003



Dear Fellow Stockholder:

         We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of Crazy Woman Creek Bancorp Incorporated (the "Company") to be held at the Company's main office, 106 Fort Street, Buffalo, Wyoming, on January 29, 2003 at 3:00 p.m.

         You will be asked to vote on the election of two directors, each for a three-year term. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of nominees for director described in the accompanying notice of annual meeting and proxy statement.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the Meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                                    Sincerely,


                                                    /s/Gary J. Havens
                                                    ----------------------------
                                                    Gary J. Havens
                                                    President

--------------------------------------------------------------------------------
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                         106 FORT STREET, P.O. BOX 1020
                           BUFFALO, WYOMING 82834-1020
                                 (307) 684-5591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 29, 2003
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Meeting of Stockholders (the "Meeting") of Crazy Woman Creek Bancorp Incorporated (the "Company"), will be held at the Company's main office, 106 Fort Street, Buffalo, Wyoming on January 29, 2003, at 3:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of two directors of the Company; and
          2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 30, 2002 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and to sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Greg L. Goddard
                                              ----------------------------------
                                              Greg L. Goddard
                                              Secretary
Buffalo, Wyoming
January 2, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                         106 FORT STREET, P.O. BOX 1020
                           BUFFALO, WYOMING 82834-1020
                                 (307) 684-5591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 29, 2003
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to holders of common stock, par value $0.10 per share ("Common Stock"), of Crazy Woman Creek Bancorp Incorporated (the "Company") which acquired all of the outstanding common stock of Buffalo Federal Savings Bank (the "Bank") issued in connection with the Bank's conversion from mutual to stock form in March 1996 (the "Conversion"). Proxies are being solicited by the board of directors of the Company (the "Board" or the "Board of Directors") to be used at the 2002 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 106 Fort Street, Buffalo, Wyoming, on January 29, 2003 at 3:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about January 2, 2003.

         At the Meeting, stockholders will consider and vote upon the election of two directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of nominees named below at the Meeting and adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 30, 2002 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 807,208 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the bylaws of the Company, a majority of those votes cast by shareholders shall be sufficient to pass on any other matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date.

                                                                                            Percent of Shares of
                                                              Amount and Nature of              Common Stock
Name and Address of Beneficial Owner                          Beneficial Ownership              Outstanding
------------------------------------                          --------------------              -----------
Buffalo Federal Savings Bank Employee                              59,142(1)                        7.33%
Stock Ownership Loan ("ESOP")
106 Fort Street, P.O. Box 1020
Buffalo Wyoming  82834

Enterprise Group of Funds - Small Company Value Fund               50,000(2)                        6.19%
3343 Peachtree Rd., N.E., Suite 450
Atlanta, Georgia  30326

Jeffrey L. Gendell                                                 43,500(3)                        5.39%
200 Park Avenue
Suite 3900
New York, New York  10166

The Burton Partnership, Limited Partnership                        65,000(4)                        8.05%
P.O. Box 4643
Jackson, Wyoming 83001

Gabelli Asset Management Inc.                                      76,700(5)                        9.50%
One Corporate Center
Rye, New York 10580-1435

------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of
     Directors has appointed a committee consisting of the non-employee directors of the Company to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date 21,428 shares have been allocated under the ESOP to participant accounts.
(2)  Based on Schedule 13G filed with the SEC on May 25, 2001.
(3)  Based on Schedule 13D filed with the SEC on June 18, 2001.
(4)  Based on Schedule 13D filed with the SEC on April 20, 1999.
(5)  Based on an amended Schedule 13D filed with the SEC on February 5, 2001.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock.

         Based upon a review of the copies of the beneficial ownership forms furnished to the Company, or written representations from certain reporting persons that no additional Forms 5 were required, the Company believes that all
Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2002 fiscal year.

--------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of six members.

         Deane D. Bjerke and Thomas J. Berry have been nominated by the Board of Directors to serve as directors. Mr. Bjerke and Mr. Berry are currently members of the Board and have been nominated for three-year terms to expire in 2006. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office and the non-director executive officers of the Company, their name, age, the year they first became a director or officer of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. The table also sets forth, for all executive officers and directors as a group, the number of shares and the percentage of Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a director of the Bank.

                                                          Year First       Current           Common Stock
         Name of Individual or                            Elected or       Term to       Beneficially Owned (3)
      Number of Persons in Group           Age (1)       Appointed(2)       Expire          Shares           %
      --------------------------           -------       ------------       ------          ------         -----
Board Nominees for Term to Expire in 2006
Deane D. Bjerke                              55              1996            2003          17,123(4)        2.12%
Thomas J. Berry                              54              1995            2003          17,506(5)(6)     2.17%
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NAMED NOMINEES FOR DIRECTOR

Directors Continuing in Office
Greg L. Goddard                              55              1989            2004          18,406(5)(6)     2.28%
Douglas D. Osborn                            68              1995            2004          18,406(5)(6)     2.28%
Sandra K. Todd                               56              1996            2005          17,261(5)(6)     2.14%
Richard Reimann                              67              1978            2005          18,406(5)(6)     2.28%
All directors and executive officers                                                      118,577(7)       14.69%
as a group (9 persons)

-----------------
(1)  As of September 30, 2002.
(2) Refers to the year the individual first became a director or officer of the Company or the Bank, whichever is earlier.
(3) Beneficial ownership as of the Voting Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Options that are exercisable within 60 days of the Voting Record Date are assumed to be outstanding in calculating beneficial ownership.
(4) Includes 5,585 shares allocated under the ESOP. Includes options to purchase 4,270 shares of Common Stock that are exercisable within 60 days of the Voting Record Date. See "--Compensation of Directors and Executive Officers--Executive Compensation--Summary Compensation Table."
(5) Excludes 59,142 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. As of the Voting Record Date 21,428 shares have been allocated under the ESOP to participant accounts.
(6) Includes options to purchase 5,290 shares of Common Stock that are exercisable within 60 days of the Voting Record Date. See "--Compensation of Directors and Executive Officers--Director Compensation--Stock Benefits."
(7) Includes 4,700 shares of restricted stock awarded under the MSBP that have been awarded by are not vested. Includes options to purchase 34,624 shares of Common Stock that are exercisable within 60 days of the Voting Record Date. See "Compensation of Directors and Executive Officers--Benefits--1996 Stock Option Plan." Includes 1,875 shares allocated to executive officers under the ESOP.

         The business experience of each nominee for director, director, and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

         Deane D. Bjerke has been with the Bank since 1987 and from November 1995 to May 2002, he has served as the President and Chief Executive Officer of the Bank and the Company. In April 1996 he became a Director. Prior to November 1995, Mr. Bjerke served as the Bank's Executive Vice President. In November 2002, Mr. Bjerke was elected to a four-year term serving on the Lake DeSmet Conservation District. He has held this office since January 1997. He is a member of the local Kiwanis Club, past Chairman of the Johnson County Library Board of Directors, a member of the Buffalo Housing Authority, and Joint Powers Board for the Regional Museum.

         Thomas J. Berry has been a Director of the Bank and the Company since 1995. He is a Veterinarian and major stockholder of Big Horn Veterinary Hospital, and has been in that position since 1976. He is a member of the local Hospital Board and Fire Department.

         Richard Reimann has been a Director of the Bank since 1978 and of the Company since its incorporation in December 1995. He has been an owner of Reimann Oil Co., Inc. since 1960. He is a member of the Buffalo Rotary Club and Buffalo Chamber of Commerce and is past director of Big Horn Economic Development Corporation, a local economic development group.

         Sandra K. Todd has been a Director of the Bank and the Company since January 1996. She and her husband have been owners of The Sports Lure, Buffalo, Wyoming, a sporting goods store, since 1968. She serves on the advisory boards of Buffalo School District and the Johnson County Memorial Hospital and is a member of the Discover Buffalo Promotion Committee.

         Greg L. Goddard has been the Secretary and Director of the Bank since 1989 and of the Company since its incorporation in December 1995. He is a partner of the law firm Goddard, Perry & Vogel and has been with the firm for 20 years. Mr. Goddard was Johnson County Attorney for 23 years. The law firm of Goddard, Perry & Vogel has done limited legal work for the Bank.

         Douglas D. Osborn has been a Director of the Bank and the Company since 1995. He has been the co-owner of Big Horn Highlands Ranch for the past eight years. He has served as a member of the Johnson County Planning Commission, Chairman of the Johnson County Republican Party, Moderator of The Union Congregational Church and President of the American Highlands Cattle Association. In November 2002, Mr. Osborn was re-elected to a two-year term in the House of Representatives of the Wyoming State Legislature. He has held this office since January 1997.

Executive Officers Who Are Not Directors:

         Gary J. Havens has been with the Bank since May 2002. He currently serves as the President and Chief Executive Officer. From 1991 to March of 2002, Mr. Havens was President, Senior Vice President of Commercial Lending, Senior Vice President for Regional Loan Production, Senior Vice President of Regional Credit Administration, Vice President and Senior Loan Officer with Community First Bancshares (formerly Key Bank of Wyoming) in Casper and Cheyenne, Wyoming. Mr. Havens also served as President of First Wyoming Bank in Sheridan, Wyoming from 1982 to 1990. Mr. Havens is a member of the Buffalo Rotary Club.

         John B. Snyder has served as the Vice President and Chief Financial Officer of the Company and the Bank since June 1998. Prior to joining the Bank, Mr. Snyder was a staff accountant from July 1996 for Macy, Mason, Schwartzkopf & Killmer, LLC, Casper, Wyoming and a staff accountant for McGladrey & Pullen, LLP, Casper, Wyoming from December 1993 to June 1996. He is on the Board of Directors of the local Kiwanis Club, a volunteer for the local Hospice Chapter and a member of the Knights of Columbus. He is a past member of the Board of Directors and Treasurer of the Buffalo Children's Center.

         Jon S. Carlisle has served as the Senior Vice President and Chief Lending Officer of the Company and the Bank since July 2002. Prior to that he was a Commercial Lender with Community First Bancshares in Kemmerer, Wyoming form 1999 to 2002. Mr. Carlisle served as the Lincoln County Treasurer from 1997 to 1999. From 1993 to 1997 Mr. Carlisle served as Commercial Banker with Key Bank of Wyoming in Kemmerer, Wyoming.

Nominations for Directors

         Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the board of directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

         Nominations, other than those made by or at the direction of the board of directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal office of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth such information as required by Article II, Section 15 of the Company's Bylaws.

         The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of Article II, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 2002, the Board of Directors of the Company held 12 regular meetings and two special meetings and the Board of Directors of the Bank held 12 regular meetings and five special meetings. Other than Director Osborn, no director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended September 30, 2002.

         The Nominating Committee is comprised of at least three directors on a rotating basis. The Committee meets annually to nominate directors for the upcoming year. Their recommendations are presented to the regular board during the annual meeting.

         The Audit Committee is comprised of five non-officer members of the Board of Directors. The Board of Directors has determined that a majority of the members of the Audit Committee are independent in accordance with the requirements of the Nasdaq Stock Market. The Board of Directors have adopted a written audit charter. The Audit Committee reviews the Company's annual audited financial statements, discusses the audit report and findings with the Company's accountants, KPMG LLP ("KPMG"), and consults with management prior to their filing or distribution. The committee also reviews on a quarterly basis, the 10-QSB with KPMG, before filing or distribution. The Committee met four times during fiscal year 2002.

Report of the Audit Committee

         For the fiscal year ended September 30, 2002, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, KPMG, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from KPMG disclosures regarding KPMG's independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002.

         Members of the Audit Committee:

         Richard  Reimann
         Douglas D. Osborn
         Thomas J. Berry
         Greg L. Goddard
         Sandra K. Todd

Independent Auditor

         KPMG was the Company's independent auditor for the 2002 fiscal year. The Board of Directors has appointed KPMG to be the Company's independent auditor for the fiscal year ending September 30, 2003. A representative of KPMG is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

Principal Accounting Firm Fees

         Audit Fees. The aggregate fees and expenses billed by KPMG LLP for professional services rendered for the audit of the Company's consolidated annual financial statements for the fiscal year ended September 30, 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $54,883.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended September 30, 2002.

         All Other Fees. The aggregate fees billed by KPMG LLP for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended September 30, 2002 were $ 9,410. The other fees relate to services in connection with tax research and compliance services.

         The audit committee has considered and deemed the non-audit services were compatible with maintaining the principal accountant's independence.

--------------------------------------------------------------------------------
                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Director Compensation

         Directors' Fees. The directors of the Company do not presently receive compensation for their services as a director of the Company. Such directors receive compensation for services as members of the Board of Directors of the Bank. For fiscal year 2002, the Chairman was paid a fee of $700 per month and each other director received a monthly fee of $600. No additional fees are paid for attendance at committee meetings. For the year ended September 30, 2002, total fees paid by the Bank to directors were $39,000.

         Stock Benefits. On October 2, 1996, the date of stockholder approval of the MSBP, each non-employee director of the Company received 2,116 shares of restricted stock under the MSBP. These shares become non-forfeitable at a rate of 20% annually on and after October 2, 1997. In addition, on October 2, 1996, the date of stockholder approval of the Option Plan, each non-employee director of the Company received stock options to purchase 5,290 shares of Common Stock at the then current fair market value ($11.75 per share). Such options are first exercisable at a rate of 20% annually on and after October 2, 1997. See "-- Benefits -- 1996 Stock Option Plan" and "-- Management Stock Bonus Plan."

Executive Compensation

         Generally. The Company has no employees and instead relies upon employees of the Bank for the limited services required by the Company. All compensation paid to directors, officers, and employees is paid by the Bank. The Company and the Bank have entered into an agreement whereby the Bank is reimbursed by the Company for the use of Bank employees.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President of the Bank. No executive officer of the Bank had a salary and bonus during the fiscal year ended September 30, 2002 that exceeded $100,000 for services rendered in all capacities to the Bank.

                                                                                     Long-Term Compensation
                                                 Annual Compensation                         Awards
                                           -------------------------------------    ------------------------
                                                                                    Restricted      Shares
                                  Fiscal                            All Other         Stock       Underlying    Other Annual
  Name and Principal Position      Year     Salary     Bonus     Compensation(1)    Awards ($)   Options (#)    Compensation
  ---------------------------      ----     ------     -----     ---------------    ----------   -----------    ------------

  Gary J. Havens, President        2002    $29,604    $10,965          $4,297      $ 24,650(2)     5,000(3)        $    --

  Deane D. Bjerke, Retired         2002     44,000         --           6,876            --           --            13,828(4)
  President (5)                    2001     66,000      2,766           7,217            --           --            10,759(4)
                                   2000     60,600      1,000           6,321            --           --            10,400(4)

------------------
(1) Consists of health and life insurance premiums paid on behalf of the executives.
(2) Represents the dollar value of the Common Stock awarded (calculated by multiplying $12.325 per share, the value of the Common Stock on the date of grant, by 2,000 shares, the number of shares of restricted stock awarded) under the MSBP. Dividends received on MSBP shares of Common Stock are held in arrears until the restricted stock becomes vested. At September 30, 2002, the MSBP Trust held shares of Common Stock subject to forfeiture for the benefit of Mr. Havens with a fair market value of $24,340 (calculated by multiplying $12.17 per share, the closing price of the Common Stock on September 30, 2002, by 2,000, the number of shares of Common Stock that remain restricted).
(3) Awarded pursuant to the 1996 Stock Option Plan. Awards vest at 20% per year beginning May 29, 2003.
(4) Represents the fair market value (as expensed by the Company) of shares of Common Stock allocated to Mr. Bjerke under the ESOP in calendar 1999, 2000 and 2001, respectively.
(5) In May, 2002, Mr. Bjerke retired as President and Chief Executive Officer of the Company and the Bank. Mr. Bjerke continued to serve as director, and has been nominated by the Board of Directors for a term to expire in 2006.

         Severance Agreement. The Bank entered into severance agreements with Gary J. Havens, President and four other officers of the Bank ("the Officers"). The severance agreements are for terms of three years ending in 2005 and may be extended by the Board of Directors for an additional period of one year annually thereafter. The agreements may be terminated by the Bank for "just cause" as defined in the agreement. The agreement contains a provision stating that in the event of termination of employment in connection with any change in control of the Bank, these individuals will be paid in a lump sum an amount equal to 2.99 times their five year average compensation or the annualized average salary since employment with the company. In the event of a change in control of the Bank at September 30, 2002, Mr. Havens and the Officers would have been entitled to an aggregate lump sum payment of approximately $215,000 and $672,000 respectively. The aggregate payments under such provisions would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The agreements will be reviewed annually by the Board of Directors and may be extended for additional one-year periods upon a determination of satisfactory performance within the Board's sole discretion.

Benefits

         1996 Stock Option Plan. The Company adopted the Crazy Woman Creek Bancorp, Incorporated 1996 Stock Option Plan (the "Option Plan") in 1996. Pursuant to the Option Plan, 105,800 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan.

     Option Tables: The following tables set forth additional information concerning options granted under the Option Plan.

                                              OPTION/SAR GRANTS TABLE

                                       Option/SAR Grants in Last Fiscal Year
                                       -------------------------------------
                                                 Individual Grants
--------------------------------------------------------------------------------------------------------------------

                        Number of Securities         Percentage of Total       Exercise or Base
                      Underlying Options/SAR's     Options/SARs Granted to     Price (Price per       Expiration
Name                       Granted(#) (1)         Employees in Fiscal Year          Share)                Date
----                       --------------         ------------------------          ------                ----

Gary J. Havens                 5,000                         45%                    $ 15.25         May 29, 2012

--------------
(1)  No Stock Appreciation Rights (SARs) are authorized under the plan.

                                      OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

                 Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
                 --------------------------------------------------------------------------------
                                                              Number of Securities         Value of Unexercised
                                                             Underlying Unexercised            In-The-Money
                                                                  Options/SARs                 Options/SARs
                                                                  at FY-End (#)(1)          at FY-End ($)(1)(2)
                                                                  ----------------          -------------------
                      Shares Acquired        Value
Name                  on Exercise (#)      Realized ($)    Exercisable/Unexercisable    Exercisable/Unexercisable
----                  ---------------      ------------    -------------------------    -------------------------

Gary J. Havens                 --                --                    -- / 5,000              $    -- / $ -- (2)
Deane D. Bjerke             4,000            10,640                 4,270 /    --              $ 1,793 / $ -- (3)

----------------
(1)  No Stock  Appreciation  Rights  (SARs) have been  awarded  under the Option
     Plan.
(2) Based upon an exercise price of $15.25 per share and closing price of $12.17 as of September 30, 2002.
(3) Based upon an exercise price of $11.75 per share and closing price of $12.17 as of September 30, 2002.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Bank during the fiscal year ended September 30, 2002 consisted of Directors Reimann, Berry, Goddard, Osborn and Todd, all non-employee members of the Board of Directors of the Company.

Certain Relationships and Related Transactions

         The Bank had no "interlocking" relationships existing on or after October 1, 2002 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Such loans
(a) have been made in the ordinary course of business, (b) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (c) do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to the Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Bank. Loans to officers and directors of the Bank and their affiliates, amounted to approximately $685,000 or 6.14% of the Bank's total stockholders' equity at September 30, 2002.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The audited financial statements of the Company for its fiscal year ended September 30, 2002, prepared in conformity with accounting principles generally accepted in the United States of America, are included in the Company's Annual Report to Stockholders, which accompanies this Proxy Statement. An additional copy of the Annual Report to Stockholders may be obtained by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

         Upon written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB (without exhibits) filed with the SEC under the 1934 Act for the year ended September 30, 2002. Upon written request and a payment of a copying charge of $0.25 per page, the Company also will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-KSB. All written requests should be directed to Greg L. Goddard, Secretary, Crazy Woman Creek Bancorp Incorporated, 106 Fort Street, P.O. Box 1020, Buffalo, Wyoming 82834-1020.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement; however, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending September 30, 2003, any stockholder proposal to take action at such meeting must be received at the Company's main office at 106 Fort Street, P.O. Box 1020, Buffalo, Wyoming 82834-1020 by September 3, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act and the Company's Bylaws.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2003, will only be considered at the annual meeting to be held in 2004 if the stockholder submits notice of the proposal to the Company at the above address by November 29, 2003. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2004 annual meeting.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/GREG L. GODDARD
                                              ----------------------------------
                                              GREG L. GODDARD
                                              SECRETARY
Buffalo, Wyoming
January 2, 2003

--------------------------------------------------------------------------------
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                         106 FORT STREET, P.O. BOX 1020
                           BUFFALO, WYOMING 82834-1020
                                 (307) 684-5591
--------------------------------------------------------------------------------
                                JANUARY 29, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Crazy Woman Creek Bancorp Incorporated (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's main office located at 106 Fort Street, Buffalo, Wyoming, on January 29, 2003 at 3:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                       FOR         WITHHELD
                                                       ---         --------

1. The election as director of all nominees listed below for three year terms to expire in 2006:

          Deane D. Bjerke                              |_|            |_|

          Thomas J. Berry                              |_|            |_|

INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------   nominee's name on the line provided below.

            ----------------------------------------------

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors  recommends a vote "FOR" all of the above listed
proposition.                                        ---

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the signatory(ies) be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of such person's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The signatory(ies) may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The signatory(ies) acknowledge(s) receipt from the Company prior to the execution of this proxy of Notice of the Meeting and a Proxy Statement dated January 2, 2003 and Annual Report to Stockholders.


                                    [  ] Please check here if you
Dated:                                   plan to attend the Meeting.



--------------------------------------      ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



--------------------------------------      ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------